Exhibit 10.1

SMITH MICRO SOFTWARE, INC.

COMMON STOCK PURCHASE AGREEMENT

     This Common Stock Purchase Agreement (this “Agreement”) is made and entered into as of February 18, 2005, by and among Smith Micro Software, Inc., a Delaware corporation (the “Company”), and each of the purchasers listed on Exhibit A attached hereto (collectively, the “Purchasers” and individually, a “Purchaser”).

RECITALS

     WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company, an aggregate of up to 3,525,000 shares of the authorized but unissued shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) on the terms and conditions set forth in this Agreement; and

     WHEREAS, the Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

     NOW THEREFORE, in consideration of the foregoing, the mutual promises, representations, warranties and covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Agreement to Purchase and Sell Stock.

         (a) Authorization. The Company’s Board of Directors has authorized the issuance, pursuant to the terms and conditions of this Agreement, of up to 3,525,000 shares of Common Stock (the “Purchased Shares”).

         (b) Agreement to Purchase and Sell Securities. Subject to the terms and conditions of this Agreement, each Purchaser severally and not jointly hereby agrees to purchase from the Company, and the Company hereby agrees to sell and issue to each Purchaser, at the Closing (as defined below), that number of Purchased Shares set forth opposite such Purchaser’s name on Exhibit A attached hereto. The purchase price of each Purchased Share (the “Per Share Price”) shall be $6.40 per share. The total purchase price payable by each Purchaser for the number of Purchased Shares that such Purchaser is hereby agreeing to purchase is set forth opposite the name of such Purchaser on Exhibit A attached hereto.

         (c) Independent Purchasers. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby and that each Purchaser has separately negotiated the terms of this Agreement. Nothing contained herein or in any agreement or document relating to this transaction, and no action taken by any Purchaser, shall be deemed to constitute the Purchasers as, or to create any presumption that the Purchasers are in any way acting in concert or as, a group with respect to the obligations or transaction hereunder.

No Purchaser has relied upon any other Purchaser for advice in entering into the transactions contemplated hereby.

         (d) Use of Proceeds. The Company intends to apply the net proceeds from the sale of the Purchased Shares for general corporate purposes, including working capital and potential business combinations or acquisitions.

     2. Closing. The purchase and sale of the Purchased Shares under this Agreement shall take place concurrently with the execution and delivery of this Agreement at the offices of Dorsey & Whitney LLP, counsel to the Company, 38 Technology Drive, Irvine, California 92618, at 10:00 a.m. Pacific Time, on February 18, 2005, or at such other location, time and date as may be mutually agreed upon between the Company and Purchasers purchasing at least a majority of the Purchased Shares (which location, time and date are referred to in this Agreement as the “Closing”). At the Closing, the Company shall authorize its transfer agent to issue to each Purchaser, against delivery of payment for the Purchased Shares by cash, check or wire transfer of immediately available funds in accordance with the Company’s instructions, one or more stock certificates registered in the name of each Purchaser, representing the number of Purchased Shares set forth opposite the appropriate Purchaser’s name on Exhibit A hereto, and bearing the legends described in Section 4(k) herein. Closing documents may be delivered by facsimile with original signature pages sent by overnight courier. The date of the Closing is referred to herein as the “Closing Date.”

     3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that the statements in this Section 3 are true and correct, except as set forth in the SEC Documents (as defined below) or in the Disclosure Letter on Exhibit B attached hereto delivered to the Purchasers concurrently herewith:

         (a) Organization Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to (i) carry on its business as presently conducted as described in the SEC Documents and (ii) enter into this Agreement and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby. The Company is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means a material adverse effect on the business, operations, prospects, financial condition, results of operations, assets or liabilities of the Company and its subsidiaries, taken as a whole.

         (b) Capitalization. The capitalization of the Company, without listing the Purchased Shares to be issued pursuant to this Agreement, is as follows:

             (i) The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock; and

             (ii) As of February 11, 2005, the issued and outstanding capital stock of the Company consisted of 18,016,710 shares of Common Stock. Such shares of issued and outstanding Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights to purchase or otherwise acquire shares of capital stock of the Company pursuant to any provision of law or the Company’s Certificate of Incorporation or By-Laws (each as in effect on the date hereof). None of the Company’s Preferred Stock is issued and outstanding; and

             (iii) As of February 11, 2005, the Company had 1,800,358 shares of Common Stock reserved under its 1995 Stock Option/Stock Issuance Plan for issuance upon exercise of outstanding options, and options for the purchase of 2,341,606 shares of Common Stock remain available for grant.

With the exception of the foregoing in this Section 3(b), there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted by the Company to purchase from the Company shares of Common Stock or other securities of the Company and there are no other commitments, plans or arrangements by the Company to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock.

         (c) Subsidiaries. The Company does not have any significant subsidiaries (as defined in the rules and regulations of the SEC), nor does the Company own any capital stock of, assets comprising the business of, obligations of, or any other interest (including any equity or partnership interest) in, any person or entity.

         (d) Due Authorization. All corporate actions on the part of the Company necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement and the authorization, issuance, reservation for issuance and delivery of all of the Purchased Shares being sold under this Agreement have been taken, no further consent or authorization of the Company or its Board of Directors or its stockholders is required, and, when executed and delivered by the Company, this Agreement will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as may be limited by (1) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors’ rights generally and (2) the effect of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

         (e) Valid Issuance of Stock.

             (i) Valid Issuance. The Purchased Shares will be, when issued upon payment therefor by the Purchasers in accordance with the terms of this Agreement, duly authorized, validly issued, fully paid and non-assessable free from all taxes, liens, claims, encumbrances with respect to the issuance of such shares (other than as may be imposed through the actions of the Purchasers) and will not be subject to any pre-emptive rights or similar rights to purchase or otherwise acquire shares of capital stock of the Company pursuant to any provision of law or the Company’s Certificate of Incorporation or By-Laws (each as in effect on the date hereof).

             (ii) Compliance with Securities Laws. Assuming the accuracy of the representations and warranties made by the Purchasers in Section 4 hereof, the Purchased Shares (assuming no change in applicable law and no unlawful distribution of Purchased Shares by the Purchasers or other parties) will be issued to the Purchasers in compliance with applicable exemptions from (1) the registration and prospectus delivery requirements of the Securities Act and (2) the registration and qualification requirements of all applicable securities laws of the states of the United States.

         (f) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, or notice to, any federal, state or local governmental authority or self regulatory agency on the part of the Company is required in connection with the issuance of the Purchased Shares to the Purchasers, or the consummation of the other transactions contemplated by this Agreement, except for (i) such filings as have been made prior to the date hereof, (ii) filings under federal and applicable state securities laws and (iii) filings with the Nasdaq Stock Market.

         (g) No Violation. The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby (including, without limitation, issuance of the Purchased Shares), will not (i) violate the Certificate of Incorporation or By-Laws of the Company (each as in effect on the date hereof), (ii) constitute a violation of any provision of any federal, state, local or foreign law, rule, regulation, order or decree binding upon or applicable to the Company and, assuming the accuracy of the representations and warranties made by the Purchasers in Section 4 hereof, of any federal or state securities laws, or (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any material benefit to which the Company is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Company under, any contract to which the Company is a party or any material permit, license or similar right relating to the Company or by which the Company may be bound or affected, except in the case of clauses (ii) and (iii), for such violations, breaches or defaults as would not be reasonably likely to have a Material Adverse Effect.

         (h) Litigation. There is no action, suit, proceeding, claim, arbitration or investigation (“Action”) pending or, to the Company’s knowledge, threatened in writing: (i) against the Company, its activities, properties or assets, that is reasonably likely to have a Material Adverse Effect on the Company or (ii) that seeks to prevent, enjoin, alter, challenge or delay the transactions contemplated by this Agreement (including, without limitation, issuance of the Purchased Shares). The Company is not a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that is reasonably likely to have a Material Adverse Effect on the Company. No Action by the Company is currently pending nor does the Company intend to initiate any Action that is reasonably likely to have a Material Adverse Effect on the Company.

         (i) Compliance with Law and Charter Documents. The Company is not in violation or default of any provisions of its Certificate of Incorporation or By-Laws (each as in effect on the date hereof). The Company has complied in all respects and is currently in compliance with all applicable statutes, laws, rules, regulations and orders of the United States of America and all states thereof, foreign countries and other governmental bodies and agencies having jurisdiction over the Company’s business or properties, except for any instance of non-compliance that has not had, and would not reasonably be expected to have, a Material Adverse Effect.

         (j) Material Non-Public Information. The Company has not provided to the Purchasers any material non-public information other than information related to the transactions contemplated by this Agreement. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company.

         (k) SEC Documents.

             (i) Reports. Since January 1, 2004, the Company has filed in a timely manner all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. The Company has made or will make available to the Purchasers prior to the date hereof copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Form 10-K”), each of its Quarterly Reports on Form 10-Q for the three months ended March 31, 2004, June 30, 2004, and September 30, 2004 (the “Form 10-Q”), and each other report filed with the SEC subsequent to the filing of the Form 10-K and prior to the date of Closing pursuant to the Exchange Act (all such materials collectively referred to herein as the “SEC Documents”). The SEC Documents, as of the respective filing dates thereof (or if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The SEC Documents, as they may have been subsequently amended by filings made by the Company with the SEC prior to the date hereof, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents.

             (ii) Financial Statements. The financial statements of the Company in the SEC Documents present fairly, in accordance with U.S. generally accepted accounting principles (“GAAP”), consistently applied, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the period therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments.

         (l) Absence of Certain Changes Since Balance Sheet Date. Since September 30, 2004, the business and operations of the Company have been conducted in the ordinary course consistent with past practice, and there has not been:

             (i) any declaration, setting aside or payment of any dividend or other distribution of the assets of the Company with respect to any shares of capital stock of the Company or any repurchase, redemption or other acquisition by the Company or any subsidiary of the Company of any outstanding shares of the Company’s capital stock (other than repurchases pursuant to agreements with the Company’s officers, directors, employees and consultants);

             (ii) any damage, destruction or loss in respect of the assets of the Company or any subsidiary, whether or not covered by insurance, except for such occurrences, individually or in the aggregate, that have not had, and would not reasonably be expected to have, a Material Adverse Effect;

             (iii) any waiver by the Company of a material right or of a material debt owed to it, except for such waivers, individually or in the aggregate, that have not had, and would not reasonably be expected to have, a Material Adverse Effect;

             (iv) any material change or amendment to, or any waiver of any material right under a material contract or arrangement by which the Company or any of its assets or properties is bound or subject, except for changes, amendments or waivers that are expressly provided for or disclosed in this Agreement;

             (v) any change by the Company in its accounting principles, methods or practices or in the manner in which it keeps its accounting books and records, except any such change required by a change in GAAP or by the SEC; or

             (vi) any other event or condition of any character of the type or nature that would be required to be disclosed by the Company in a filing with the SEC under the Exchange Act, except for such events and conditions that have not resulted, and are not expected to result, either individually or in the aggregate, in a Material Adverse Effect.

         (m) Intellectual Property. The Company owns or possesses adequate licenses or other rights to use all patents, inventions, trade secrets, know-how, trademarks, service marks, trade names, copyrights and other intellectual property rights (collectively, “Intellectual Property”) which are necessary to conduct its business as currently conducted, except where the failure to currently own, license or possess such Intellectual Property would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. The Company has not received any written notice of, and has no actual knowledge of, any infringement of asserted rights of others with respect to any Intellectual Property which, singly or in the aggregate, if the subject of a decision, ruling or finding unfavorable to the Company, would reasonably be expected to have a Material Adverse Effect.

         (n) Registration Rights. Except as provided in this Agreement, effective upon the Closing, the Company is not currently subject to any agreement providing any person or entity any rights (including piggyback registration rights) to have any securities of the Company registered with the SEC or registered or qualified with any other governmental authority.

         (o) Title to Property and Assets. The properties and assets owned by the Company are owned free and clear of all mortgages, deeds of trust, liens, charges, encumbrances and security interests except for (i) statutory liens for the payment of current taxes that are not yet delinquent and (ii) liens, encumbrances and security interests that arise in the ordinary course of business and do not in any material respect affect the properties and assets of the Company. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects.

         (p) Taxes. The Company has filed all necessary federal, state, and foreign income and franchise tax returns due prior to the date hereof and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of any material tax deficiency which has been asserted or threatened against it.

         (q) Insurance. The Company maintains insurance of the types and in the amounts that the Company reasonably believes is prudent and adequate for its business, all of which insurance is in full force and effect.

         (r) General Solicitation. Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Purchased Shares.

         (s) No Integrated Offering. Neither the Company, nor any Affiliate (as hereafter defined) of the Company, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Purchased Shares to be integrated with prior offerings by the Company for purposes of the Securities Act which would cause the exemptions from SEC registration upon which the Company is relying for the sale of the Purchased Shares to be unavailable, any applicable state securities laws or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Nasdaq Stock Market, nor will the Company take any action or steps that would cause the offering of the Purchased Shares to be integrated with other offerings.

         (t) Sarbanes-Oxley Act of 2002. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. Until August 31, 2004, the Company was exempt from certain of the provisions of the Sarbanes-Oxley Act of 2002 as a “controlled corporation” and has a period of one year from that date to achieve compliance with such provisions. The Company’s independent public accounting firm has not advised the Company of any material weakness in its system of internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)). The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the September 30, 2004 Form 10-Q, and the Company has presented in the September 30, 2004 Form 10-Q the conclusions of the certifying officers about the effectiveness of the Company’s disclosure controls and procedures based on such evaluations.

         (u) Investment Company. The Company is not required to register as, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

         (v) Related Party Transactions. No officer, director or Affiliate nor any family member of any officer, director or Affiliate of the Company has borrowed any moneys from or has outstanding any indebtedness or other similar obligations to the Company. No director or Affiliate nor any family member of any officer, director or Affiliate of the Company (i) owns any direct or indirect interest constituting more than a 1% equity (or similar profit participation) interest in, or controls or is a director, officer, partner, member or employee of, or consultant or lender to or borrower from, or has the right to participate in the profits of, any person or entity which is a participant in any transaction to which the Company is a party or (ii)

is a party to any contract, agreement, commitment or other arrangement with the Company or (iii) has entered into any transaction with the Company that would be required to be disclosed under Item 404 of Regulation S-K.

     4. Covenants, Representations and Warranties of the Purchasers. Each Purchaser hereby agrees and represents and warrants to the Company, severally and not jointly, that:

         (a) Organization, Good Standing and Qualification. Such Purchaser has all corporate, limited liability company or partnership power and authority required to enter into this Agreement and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby.

         (b) Authorization. The execution of this Agreement has been duly authorized by all necessary corporate, limited liability company or partnership action on the part of such Purchaser. This Agreement constitutes such Purchaser’s legal, valid and binding obligation, enforceable in accordance with its terms, except (i) as may be limited by (1) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (2) the effect of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder. The purchase of the Purchased Shares by the Purchaser does not conflict with or violate its limited partnership agreement, operating agreement or other charter documents, or any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to it or its properties or assets.

         (c) Litigation. There is no Action pending to which such Purchaser is a party that seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

         (d) Purchase for Own Account. The Purchased Shares are being acquired for investment for such Purchaser’s own account, not as a nominee or agent (except where on behalf of managed accounts who are purchasing solely for their own accounts for investment purposes), and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, without prejudice, however, to such Purchaser’s right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Purchased Shares in compliance with applicable federal and state securities laws and as otherwise contemplated by this Agreement. Such Purchaser also represents that it has not been formed for the specific purpose of acquiring the Purchased Shares. Such Purchaser does not have any agreement or understanding, direct or indirect, with any other person or entity, to sell or otherwise distribute the Purchased Shares.

         (e) Investment Experience. Such Purchaser understands that the purchase of the Purchased Shares, involves substantial risk. Such Purchaser has experience as an investor in securities of companies and acknowledges that (i) it can bear the economic risk of its investment in the Purchased Shares and can bear the risk of holding the Purchased Shares for an indefinite period of time and (ii) it has such knowledge, sophistication and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Purchased Shares and protecting its own interests in connection with this investment.

         (f) Accredited Purchaser Status. The Purchaser is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

         (g) Reliance Upon Purchaser’s Representations. The Purchaser understands and acknowledges that the offer, issuance and sale of the Purchased Shares to it will not be registered under the Securities Act on the ground that such offer, issuance and sale will be exempt from registration under the Securities Act pursuant to Regulation D thereunder and Section 4(2) thereof, and that the Company’s reliance on such exemption is based on the accuracy and truthfulness of each Purchaser’s representations set forth herein.

         (h) Receipt of Information. The Purchaser acknowledges it has received from the Company or the Placement Agent, or obtained independently, and has carefully reviewed, copies of the SEC Documents. The Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance and sale of the Purchased Shares and the business, properties, prospects and financial condition of the Company and to obtain any additional information requested and has received and considered all information it deems relevant to make an informed decision to purchase the Purchased Shares.

         (i) Restricted Securities. The Purchaser understands that the Purchased Shares have not been registered under the Securities Act or any applicable state securities laws and it will not sell, offer to sell, assign or otherwise transfer (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Purchased Shares except (i) pursuant to an exemption from registration under the Securities Act (and, if requested by the Company, based upon an opinion of counsel acceptable to the Company) or pursuant to an effective registration statement under the Securities Act and (ii) in compliance with all applicable securities laws of the states of the United States and other jurisdictions. The Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

         (j) Resales of Purchased Shares. The Purchaser hereby covenants with the Company not to make any sale of the Purchased Shares without satisfying the requirements of the Securities Act and the rules and regulations promulgated thereunder, including, in the event of any resale of the Purchased Shares under the Registration Statement (as defined in Section 5(a)(ii) below), the prospectus delivery requirements under the Securities Act. The Purchaser acknowledges and agrees that the Purchased Shares are not transferable on the books of the Company pursuant to a resale under the Registration Statement unless the certificate submitted to the transfer agent evidencing the Purchased Shares is accompanied by a separate broker’s certificate or officer’s certificate executed by an officer of, or other authorized person designated by, the Purchaser, and to the effect that (A) the Purchased Shares have been sold in accordance with the Registration statement and (B) the requirement of delivering a current prospectus has been satisfied. Notwithstanding anything to the contrary contained in this Agreement, including but not limited to in Section 5(c)(i) below, the Purchaser may transfer (without restriction and without the need for an opinion of counsel) the Purchased Shares to its affiliates provided that such affiliate is an “accredited investor” under Regulation D and such affiliate agrees to be bound by the terms and conditions of this Agreement.

         (k) Legends. The Purchaser agrees that the certificate(s) for the Purchased Shares shall bear a legend, substantially in the following form (together with any other legends required under applicable state securities laws):

“These securities have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws. They may not be sold, offered for sale or otherwise transferred (i) in the absence of a registration statement in effect with respect to the securities under such Act and applicable state securities laws or (ii) unless transferred pursuant to an exemption from registration under such Act and applicable state securities laws, and assurances (including but not limited to an opinion of counsel), if so required by the company, are provided to the company, satisfactory in form and content to the company, stating that such sale or transfer is exempt from the registration requirements of such Act and applicable state securities laws. These securities may be pledged in connection with a bona fide margin account secured by such securities.”

     The foregoing legend shall be removed from any such certificates at the request of the Purchaser (i) while a registration statement (including the Registration Statement (as defined in Section 5)) covering the resale of such Purchased Shares is effective under the Securities Act, (ii) upon any sale pursuant to Rule 144 under the Securities Act, (iii) at such time as they become eligible for sale under Rule 144(k) under the Securities Act or (iv) if, in the opinion of counsel reasonably acceptable to the Company, such legends are no longer required under applicable requirements of the Securities Act. To obtain the removal of the legend pursuant to clause (ii) or (iii), the Company also may require an opinion of counsel reasonably acceptable to the Company that such legend is no longer required under applicable requirements of the Securities Act. The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the Effective Date (as defined in Section 5) if required by the Company’s transfer agent to effect the removal of the legend hereunder. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section, it will, no later than three business days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Purchased Shares issued with a restrictive legend, deliver or cause to be delivered to such Purchaser or its designee a certificate representing such Purchased Shares that is free from all restrictive and other legends initially placed on such certificate pursuant to this Section. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. If the Purchaser shall so instruct when surrendering legended certificates for removal of legends pursuant hereto, the securities represented by such certificates shall be transmitted by the transfer agent of the Company to the Purchaser or its designee by crediting the account of such broker with the Depository Trust Company System as the Purchaser shall direct.

     In addition, the Purchaser agrees that the Company may place stop transfer orders with its transfer agents with respect to such certificates in order to implement the restrictions on transfer set forth in this Agreement. The stop transfer orders will be removed promptly upon delivery to the Company of such satisfactory evidence as reasonably may be required by the Company that such stop orders are not required to ensure compliance with the Securities Act. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of the Purchased Shares.

     In the event that a Purchaser pledges and/or grants a security interest in some or all of the Purchased Shares pursuant to a bona fide margin agreement in connection with a bona fide margin account, such a pledge will not be subject to approval or consent of the Company, but the Company may require an opinion of counsel reasonably acceptable to the Company that the pledge or any subsequent transfer following default by the Purchaser transferee of the pledge complies with the applicable requirements of the Securities Act. No prior notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Purchased Shares may reasonably request in connection with a pledge or subsequent transfer of the Purchased Shares including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

         (l) Questionnaires. The Purchaser has completed or caused to be completed the Stock Certificate Questionnaire and the Registration Statement Questionnaire, provided to it by the Company, for use in preparation of the Registration Statement, and the answers to such Questionnaires are true and correct as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement; provided that the Purchasers shall be entitled to update such information by providing written notice thereof to the Company before the effective date of such Registration Statement.

         (m) Purchasers Not Acting in Concert. The Purchaser represents and warrants that it has made an independent decision to purchase the Purchased Shares and that it intends to continue to make independent investment decisions with respect to the Purchased Shares. The Purchaser further represents and warrants that it has not acted together with any of the other Purchasers in a manner that could be deemed to create a “group” pursuant to Rule 13d 5(b) promulgated under the Exchange Act. Each Purchaser represents and warrants, severally and not jointly, solely as to itself, that it has acted independently from each other Purchaser in entering into this Agreement, that it has not relied upon any representations or statements of any Purchaser and that it is not acting as an agent for, or on behalf of, any other Purchaser.

         (n) Restrictions on Short Sales. The Purchaser represents and warrants that, during the period beginning on the date on which C.E. Unterberg, Towbin LLC, a Delaware limited liability company (the “Placement Agent”), first contacted such Purchaser regarding a transaction contemplated by this Agreement (and involving the Company) and ending at the time at which the first disclosure required by Section 9(m) is made, neither it nor any Affiliate (as defined below) of such Purchaser has engaged in any “short sales”(as such term is defined in Rule 3b-3 promulgated under the Exchange Act) of the Common Stock. During such period, neither such Purchaser nor any of its Affiliates has taken, directly or indirectly, any actions to trade in the Company’s securities or derivatives thereof that might reasonably be expected to cause or result, under the Securities Act or the Exchange Act, or otherwise, in, or that has constituted, stabilization, or manipulation of the price of the Common Stock. The restrictions in this Section 4(n) shall not apply to any Affiliate of the Purchaser to the extent that such Affiliate is acting in the capacity of a broker-dealer executing unsolicited third party transactions.

For the purposes of this Agreement, an “Affiliate” of any specified Purchaser means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Purchaser. For the purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

     5. Form D Filing; Registration; Compliance with the Securities Act.

         (a) Form D Filing; Registration of Purchased Shares. The Company hereby agrees that it shall:

             (i) file in a timely manner a Form D relating to the sale of the Purchased Shares under this Agreement, pursuant to Regulation D promulgated under the Securities Act;

             (ii) prepare and file with the SEC as soon as practicable and in no event later than thirty (30) calendar days following the Closing Date, a registration statement on Form S-3 (except if the Company is not then eligible to use such form, in which case such registration shall be on another appropriate form) (the “Registration Statement”), to enable the resale of the Purchased Shares (collectively, the “Registrable Shares”, including any shares of Common Stock issued as a dividend or other distribution with respect to (or in exchange for, or in replacement of) the Purchased Shares) by the Purchasers from time to time on the Nasdaq SmallCap Market or any public market and use all commercially reasonable efforts to cause such Registration Statement to be declared effective at 5:00 p.m. (Eastern Time) on the date declared effective (the “Effective Date”) and as promptly as possible after filing, but in any event, within one hundred twenty (120) calendar days after the Closing Date and to remain continuously effective until the earlier of (1) the second anniversary of the effective date of the Registration Statement, (2) the date on which all Registrable Shares purchased by the Purchasers pursuant to this Agreement have been sold thereunder and (3) the date on which the Registrable Shares can be sold by non-affiliates of the Company pursuant to Rule 144(k) promulgated under the Securities Act (the “Registration Period”);

             (iii) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective at all times until the end of the Registration Period and to comply with the provisions of the Securities Act;

             (iv) by 9:00 a.m. (Eastern Time) on the first business day following the Effective Date, furnish to the Purchasers with respect to the Registrable Shares registered under the Registration Statement such reasonable number of copies of any prospectus in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchasers;

             (v) use its commercially reasonable efforts to file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchasers; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

             (vi) promptly notify the Purchasers in writing when the Registration Statement has been declared effective;

             (vii) furnish to each Purchaser upon written request, from the date hereof until the end of the Registration Period, one copy of its periodic reports filed with the SEC pursuant to the Exchange Act and the rules and regulations promulgated thereunder;

             (viii) bear all expenses in connection with the procedures described in paragraphs (i) through (vii) of this Section 5(a) and the registration of the Registrable Shares pursuant to the Registration Statement other than fees and expenses, if any, of legal counsel or other advisers to the Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchasers, if any.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 5(a) with respect to Registrable Shares held by a Purchaser that such Purchaser shall timely furnish to the Company a completed Registration Statement Questionnaire on or before the Closing Date and such other written information regarding itself, the Registrable Shares to be sold by such Purchaser, and the intended method of disposition of the Registrable Shares as shall be requested by the Company or its counsel to effect the registration of the Registrable Shares.

     (b) Liquidated Damages.

             (i) Delay in Effectiveness of Registration Statement. In the event that the Registration Statement is not declared effective by the date that is one hundred twenty (120) calendar days, excluding any days during which a Black Out (as defined below) has been imposed, following the Closing Date, the Company shall pay to each Purchaser liquidated damages in an amount equal to one percent (1%) of the total purchase price of the Purchased Shares purchased by such Purchaser pursuant to this Agreement for each thirty-day period (or portion thereof) thereafter until the Registration Statement is declared effective. Such amount shall be payable, at the election of the Company, (1) in cash or (2) in that number of shares of Common Stock equal to the amount owed in liquidated damages under this Section 5(b)(i) divided by the Per Share Price (rounding up to the nearest whole share); provided, however, that, without limiting the Company’s obligation to pay as set forth above, in no event shall the number of shares of Common Stock issued pursuant to this Section 5(b) plus the number of Purchased Shares purchased pursuant to this Agreement exceed 19.99% of the Company’s issued and outstanding stock as of the date hereof.

             (ii) Lapse in Effectiveness of Registration Statement. Other than in the case of a Black Out, in the event that the Registration Statement is filed and declared effective but, during the Registration Period, shall thereafter cease to be effective or useable or the prospectus included in the Registration Statement (the “Prospectus”, as amended or supplemented by any prospectus supplement and by all other amendments thereto and all material incorporated by reference in such Prospectus) ceases to be usable, in either case, in connection with resales of Registrable Shares, without such lapse being cured within ten (10) business days (the “Cure Period”) by a post-effective amendment to the Registration Statement, a supplement to the Prospectus or a report filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such lapse, then the Company shall pay to each Purchaser who at such time still owns Registrable Shares, other than in circumstances described in Section 5(c)(ii) and (iii) below, liquidated damages, for the period from and including the first day following the expiration of the Cure Period until, but excluding, the earlier of (1) the date on which such failure is cured and (2) the date on which the Registration Period expires, at a rate equal to one percent (1%) per annum (pro rata on a 365 day basis) of the total purchase price of the Purchased Shares purchased by such Purchaser pursuant to this Agreement and still owned by the Purchaser at such time. Such liquidated damages shall be payable monthly, at the election of the Company, (x) in cash or (y) in that number of shares of Common Stock equal to the amount owed to such Purchaser in liquidated damages under this Section 5(b)(ii) divided by the Per Share Price (rounding up to the nearest whole share); provided, however, that, without limiting the Company’s obligation to pay as set forth above, in no event shall the number of shares of Common Stock issued pursuant to this Section 5(b) plus the number of Purchased Shares purchased pursuant to this Agreement exceed 19.99% of the Company’s issued and outstanding stock as of the date hereof.

             (iii) The Company shall include in the Registration Statement any additional shares of Common Stock issued by the Company under this Section 5(b), and such shares of Common Stock shall be deemed Registrable Shares for purposes of this Agreement.

     (c) Transfer of Registrable Shares After Registration; Suspension.

             (i) The Purchasers agree that they will not offer to sell or make any sale, assignment, pledge, hypothecation or other transfer with respect to the Registrable Shares that would constitute a sale within the meaning of the Securities Act except pursuant to either (1) the Registration Statement, (2) Rule 144 of the Securities Act or (3) any other exemption from registration under the Securities Act, and that they will promptly notify the Company of any changes in the information set forth in the Registration Statement after it is prepared regarding the Purchaser or its plan of distribution to the extent required by applicable law.

             (ii) In addition to any suspension rights under paragraph (iii) below, the Company, upon the happening of any pending corporate development, public filing with the SEC or similar event, that, in the judgment of the Company, renders it advisable to suspend use of the prospectus or efforts to make the Registration Statement effective, may, for no more than forty-five (45) calendar days in the aggregate in any one suspension, suspend use of the prospectus or efforts to make the Registration Statement effective (a “Black Out”), on written notice to each Purchaser (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended period of suspension, if known), in which case each Purchaser shall discontinue disposition of Registrable Shares pursuant to the Registration Statement or prospectus until copies of a supplemented or amended prospectus are distributed to the Purchasers or until the Purchasers are advised in writing by the Company that sales of Registrable Shares under the applicable prospectus may be resumed and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. The suspension and notice thereof described in this Section 5(c)(ii) shall be held in strictest confidence and shall not be disclosed by the Purchasers. The Company may not utilize the suspension described in this Section 5(c)(ii) more than two (2) times in any 365 day period.

             (iii) Subject to paragraph (iv) below, in the event of: (1) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information, (2) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (3) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, or (4) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, neither will contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a certificate in writing to the Purchasers (the “Suspension Notice”) to the effect of the foregoing (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended period of suspension, if known), and, upon receipt of such Suspension Notice, the Purchasers will discontinue disposition of Registrable Shares pursuant to the Registration Statement or prospectus (a “Suspension”) until the Purchasers’ receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until the Purchasers are advised in writing by the Company that the current prospectus may be used, and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the prospectus so suspended to be resumed as soon as possible after delivery of a Suspension Notice to the Purchasers. The Suspension and Suspension Notice described in this Section 5(c)(iii) shall be held in strictest confidence and shall not be disclosed by the Purchasers.

             (iv) Provided that a Suspension is not then in effect, the Purchasers may sell Registrable Shares under the Registration Statement, provided that the selling Purchaser arranges for delivery of a current prospectus to the transferee of such Registrable Shares to the extent such delivery is required by applicable law.

             (v) In the event of a sale of Registrable Shares by a Purchaser, such Purchaser must also deliver to the Company’s transfer agent, with a copy to the Company, a certificate of subsequent sale reasonably satisfactory to the Company, so that ownership of the Registrable Shares may be properly transferred. The Company will cooperate to facilitate the timely preparation and delivery of certificates (unless otherwise required by applicable law) representing Registrable Shares sold.

         (d) Indemnification. For the purpose of this Section 5(d), the term “Registration Statement” shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 5(a).

             (i) Indemnification by the Company. The Company agrees to indemnify and hold harmless each of the Purchasers and each person, if any, who controls any Purchaser within the meaning of the Securities Act, to the fullest extent permitted by law, against any and all losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers or such controlling person may become subject, under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made (in the case of the Prospectus), not misleading, and will reimburse each Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, expense or action arises out of or is based upon (1) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment to or supplement of the Registration Statement or Prospectus made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use in the Registration Statement or the Prospectus, (2) the failure of such Purchaser to comply with the covenants and agreements contained in this Agreement respecting resale of the Purchased Shares, or (3) any untrue statement or omission of a material fact required to make such statement, in light of the circumstances under which they were made, not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser before the pertinent sale or sales by the Purchaser.

             (ii) Indemnification by the Purchaser. Each Purchaser will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, its directors, its officers who signed the Registration Statement and any controlling persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser, which consent shall not be unreasonably withheld) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (1) any failure on the part of such Purchaser to comply with the covenants and agreements contained in this Agreement respecting the sale of the Purchased Shares or (2) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein, and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement, and any controlling persons for any legal and other expense reasonably incurred by the Company, its directors, its officers who signed the Registration Statement, and any controlling persons, in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Purchaser shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission with respect to which the Purchaser has delivered to the Company in writing a correction before the occurrence of the event from which such loss was incurred. Notwithstanding the provisions of this Section 5(d), each Purchaser shall not be liable for any indemnification obligation under this Agreement in excess of the aggregate amount of net proceeds received by each Purchaser from the sale of the Registrable Shares pursuant to the Registration Statement.

             (iii) Indemnification Procedure.

                 (1) Promptly after receipt by an indemnified party under this Section 5(d) of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5(d), promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under the indemnity agreement contained in this Section 5(d) or otherwise, to the extent it is not prejudiced as a result of such failure.

                 (2) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 5(d) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

                     a. the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party, representing all of the indemnified parties who are parties to such action); or

                     b. the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action against the indemnified party, in each of which cases the reasonable fees and expenses of counsel for the indemnified party shall be at the expense of the indemnifying party.

             (iv) Contribution. If the indemnification provided for in this Section 5(d) is required by its terms but is for any reason held to be unavailable to, or is otherwise insufficient to hold harmless, an indemnified party under this Section 5(d) with respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement:

                 (1) in such proportion as is appropriate to reflect the relative faults of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations, or

                 (2) if the allocation provided by clause (1) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative faults referred to in clause (1) above but the relative benefits received by the Company and the Purchaser from the placement of Common Stock.

The respective relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount to which the consideration paid by such Purchaser to the Company pursuant to this Agreement for the Purchased Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the amount such Purchaser paid for the Purchased Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company and each Purchaser shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate material fact relates to information supplied by the Company or by such Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(d)(iii), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 5(d)(iii) with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 5(d)(iv); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 5(d)(iii) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 5(d)(iv) were determined solely by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 5(d)(iv), no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The Purchasers’ obligations to contribute pursuant to this Section 5(d)(iv) are several and not joint.

         (e) Rule 144 Information. For two years after the date of this Agreement, the Company shall file in a timely manner all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder and shall take such further action to the extent required to enable the Purchasers to sell the Purchased Shares pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

     6. Advisory Fee. The Purchasers acknowledge that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Purchased Shares. Each of the parties to this Agreement hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Purchased Shares to the Purchasers. The Company shall indemnify and hold harmless the Purchasers from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder.

     7. Conditions to the Purchasers’ Obligations at Closing. The obligations of the Purchasers to consummate the transactions contemplated herein are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

         (a) Representations and Warranties True. Each of the representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the date hereof (provided, however, that such qualification shall only apply to representations or warranties not otherwise qualified by materiality) and on and as of the

Closing Date with the same effect as though such representations and warranties had been made as of the Closing (except for representations and warranties that speak as of a specific date).

         (b) Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein; provided, however, as provided in Section 2 hereof, the Company may furnish to each Purchaser a facsimile copy of the stock certificate(s) representing the Purchased Shares purchased by such Purchaser no later than the next business day following the Closing Date, with the original stock certificate(s) to be delivered to such Purchaser by overnight courier no later than the third (3rd) business day following the Closing Date.

         (c) Compliance Certificate. The Company will have delivered to the Purchasers a certificate signed on its behalf by its Chief Executive Officer or Chief Financial Officer, dated as of the Closing Date, certifying that the conditions specified in Sections 7(a) and 7(b) hereof have been fulfilled.

         (d) Agreement. The Company shall have executed and delivered to the Purchasers this Agreement.

         (e) Securities Exemptions. The offer and sale of the Purchased Shares to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

         (f) Good Standing Certificates. The Company shall have delivered to the Purchasers a certificate of the Secretary of State of the State of Delaware, dated as of a date within five days of the date of the Closing, with respect to the good standing of the Company.

         (g) Secretary’s Certificate. The Company shall have delivered to the Purchasers a certificate of the Company executed by the Company’s Secretary, dated as of the Closing Date, attaching and certifying to the truth and correctness of (1) the Company’s Certificate of Incorporation, (2) the Company’s Bylaws and (3) the resolutions adopted by the Company’s Board of Directors in connection with the transactions contemplated by this Agreement.

         (h) Opinion of Company Counsel. The Purchasers will have received an opinion on behalf of the Company, dated as of the date of the Closing, from Dorsey & Whitney LLP, counsel to the Company, in the form attached as Exhibit C.

         (i) No Statute or Rule Challenging Transaction. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization or the staff of any of the foregoing, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

         (j) Other Actions. The Company shall have executed such certificates, agreements, instruments and other documents, and taken such other actions as shall be customary or reasonably requested by the Purchasers in connection with the transactions contemplated hereby.

         (k) Amount Invested. The Purchasers under this Agreement shall have tendered at Closing at least $12,000,000 in the aggregate for the Purchased Shares.

         8. Conditions to the Company’s Obligations at Closing. The obligations of the Company to consummate the transactions contemplated herein are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

         (a) Representations and Warranties True. Each of the representations and warranties of the Purchasers contained in Section 4 shall be true and correct in all material respects on and as of the date hereof (provided, however, that such qualification shall only apply to representations and warranties not otherwise qualified by materiality) and on and as of the Closing Date with the same effect as though such representations and warranties had been made as of the Closing (except for representations and warranties that speak as of a specific date).

         (b) Performance. The Purchasers shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

         (c) Agreement. Each Purchaser shall have executed and delivered to the Company this Agreement.

         (d) Securities Exemptions. The offer and sale of the Purchased Shares to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

         (e) Payment of Purchase Price. The Purchasers shall have delivered to the Company by wire transfer of immediately available funds, full payment of the purchase price for the Purchased Shares as specified in Section 1.

         (f) Other Actions. The Purchasers shall have executed such certificates, agreements, instruments and other documents, and taken such other actions as shall be customary or reasonably requested by the Company in connection with the transactions contemplated hereby.

         (g) No Statute or Rule Challenging Transaction. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization or the staff of any of the foregoing, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

         (h) Amount Invested. The Purchasers under this Agreement shall have tendered at Closing at least $12,000,000 in the aggregate for the Purchased Shares.

     9. Miscellaneous.

         (a) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Purchasers and the Company and their respective successors and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained. Any Purchaser may assign its rights under this Agreement to any person to whom the Purchaser assigns or transfers any Purchased Shares, provided that such transferee agrees in writing to be bound by the terms and provisions of this Agreement, and such transfer is in compliance with the terms and provisions of this Agreement and permitted by federal and state securities laws.

         (b) Governing Law. The validity and interpretation of this agreement, and the terms and conditions set forth herein, shall be governed by and construed under the internal laws of the State of California, without giving effect to provisions relating to conflicts of law or choice of law.

         (c) Survival. The, representations and warranties of the Company and the Purchasers contained in Sections 3 and 4 of this Agreement shall survive the Closing and the delivery of the Purchased Shares.

         (d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

         (e) Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules will, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by reference.

         (f) Notices. Any notices and other communications required or permitted under this Agreement shall be in writing and shall be sent (a) if to the Company, at the addresses set forth below, or (b) if to a Purchaser, to the address(es) set forth on the signature page hereto, or (c) to such other address as such party may designate by ten days advance written notice to the other parties hereto.

If to the Company:

Smith Micro Software, Inc.
51 Columbia
Aliso Viejo, CA 92656
Attention: Chief Executive Officer
Facsimile: (949) 389-1728

with a copy to:

Dorsey & Whitney LLP
38 Technology Drive
Irvine, California 92618
Attention: Patrick Arrington, Esq.
Facsimile: (949) 932-3601

     All such notices and other communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed certified mail, return receipt requested; (iii) one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; (iv) the date of transmission if sent via facsimile to the facsimile number as set forth in this Section or the signature page hereof prior to 6:00 p.m. local time on a business day, or (v) the business day following the date of transmission if sent via facsimile at a facsimile number set forth in this Section or on the signature page hereof after 6:00 p.m. local time or on a date that is not a business day. Change of a party’s address or facsimile number may be designated hereunder by giving notice to all of the other parties hereto in accordance with this Section.

         (g) Amendments and Waivers. No failure or delay on the part of the Company or any Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company or any Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Company and the Purchasers holding at least a majority of the Purchased Shares then outstanding.

         (h) Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

         (i) Entire Agreement. This Agreement, together with all exhibits and schedules hereto and thereto constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

         (j) Further Assurances. From and after the date of this Agreement, upon the request of the Company or the Purchasers, the Company and the Purchasers will execute and deliver such instruments, documents or other writings, and take such other actions, as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

         (k) Meaning of Include and Including. Whenever in this Agreement the word “include” or “including” is used, it shall be deemed to mean “include, without limitation” or “including, without limitation,” as the case may be, and the language following “include” or “including” shall not be deemed to set forth an exhaustive list.

         (l) Fees, Costs and Expenses. Except as otherwise provided for in this Agreement, all fees, costs and expenses (including attorneys’ fees and expenses) incurred by any party hereto in connection with the preparation, negotiation and execution of this Agreement and the exhibits and schedules hereto and the consummation of the transactions contemplated hereby and thereby (including the costs associated with any filings with, or compliance with any of the requirements of, any governmental authorities), shall be the sole and exclusive responsibility of such party.

         (m) 8-K Filing and Publicity. On or before the first business day following the Closing Date, and before 9:00 a.m. (Eastern Time) on such date, the Company shall issue a press release describing the material terms of the transactions contemplated by this Agreement. Within the prescribed statutory time frame, the Company shall file a Current Report on Form 8-K with the SEC describing the material terms of the transactions contemplated by this Agreement and attaching this Agreement and the press release referred to above as exhibits to such filing (the “8-K Filing” including all attachments). Neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated by this Agreement; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations; and, provided further, that no such press release may identify the Purchasers unless the Purchasers have been notified in advance of such release, or unless required by applicable law and regulations.

         (n) Confidentiality. Each of the Company and the Purchasers agree to keep confidential the terms and existence of this Agreement, and any and all other information learned in connection with the transactions contemplated by this Agreement and identified as confidential, and none of the parties hereto will disclose any of such information (i) unless and until the Company discloses such information to the public in a press release or in a Current Report on Form 8-K filed with the SEC pursuant to Section 9(m) of this Agreement, (ii) unless required by applicable law and regulations or (iii) unless such information otherwise becomes publicly available through no fault or action of the disclosing party.

         (o) Attorney’s Fees. If either party to this Agreement shall bring any action, suit, counterclaim, appeal, arbitration, or mediation for any relief against the other, declaratory or otherwise, to enforce the terms hereof or to declare rights hereunder, the losing party shall pay to the prevailing party reasonable attorneys’ fees and costs incurred in bringing and prosecuting such action and/or enforcing any judgment, order, ruling or award.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

SMITH MICRO SOFTWARE, INC.

By:

Name:

Its:

[Signature Page to Common Stock Purchase Agreement]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

By:

Name:

Title:

[Signature Page to Common Stock Purchase Agreement]

Exhibit A

PURCHASERS

Shea Ventures, LLC
Cranshire Capital, LP
Meadowbrook Opportunity Fund LLC
Pleiades Investment Partners - R, LP
Potomac Capital International Ltd.
Potomac Capital Partners, LP
Nite Capital LP
DKR SoundShore Oasis Holding Fund Ltd.
STI Strategic Investments Ltd.
TCMP3 Partners
Richard Han
Enable Growth Partners
JGB Capital L.P.
Bonanza Master Fund Ltd.
USAZ Oppenheimer Technology Fund
Oppenheimer Emerging Technology Fund
Cordillera Fund, L.P.
RCL Capital, L.P.
RCL Capital Offshore, Ltd.
Colonial Fund LLC
Portside Growth and Opportunity Fund
SF Capital Partners Ltd.
SRG Capital, LLC
Langley Partners, L.P.
Steelhead Investments Ltd.
Basso Private Opportunity Holding Fund Ltd.
Basso Multi-Strategy Holding Fund Ltd.
Northwood Capital Partners, LP
Insignia Partners, LP
C.E. Unterberg, Towbin Capital Partners I, L.P.
UT Technology Partners II, L.P.
UT Technology Partners I, L.P.
Crown Investment Partners, LP
Knott Partners, LP
Matterhorn Offshore Fund Limited
CommonFund Hedged Equity Company
Shoshone Partners, LP
Anno, LP
Good Steward Trading Company
Alpha Capital AG